SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                           __________________________

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 19, 2002



                              HCB BANCSHARES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          OKLAHOMA                       0-22423                  62-1670792
----------------------------      ----------------------     -------------------
(State or Other Jurisdiction      Commission File Number      (I.R.S. Employer
 of Incorporation)                                           Identification No.)


           237 JACKSON STREET, SW, CAMDEN, ARKANSAS           71701
           ----------------------------------------------------------
           (Address of Principal Executive Offices)        (Zip Code)




       Registrant's Telephone Number, Including Area Code: (870) 836-6841
                                                           --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.
         ------------

     On April 19, 2002, the Board of Directors of the Registrant announced that it was commencing a stock repurchase program to acquire up to 79,218 shares of its common stock, representing approximately 5% of the outstanding common stock.

     Further information regarding the stock repurchase is set forth in a press release dated April 19, 2002, attached as Exhibit 99 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

     The following exhibits are being filed as part of this Current Report on Form 8-K:

         Number               Description
         ------               -----------

            99                Press Release dated April 19, 2002

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          HCB BANCSHARES, INC.


Dated: April 22, 2002                     By:/s/ Cameron D. McKeel
                                             -----------------------------------
                                             Cameron D. McKeel
                                             President
                                             (Duly Authorized Representative)